OMB APPROVAL
OMB Number:	3235-0570
Expires:	January 31, 2014
Estimated average burden
hours per response:	20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22320

Russell Exchange Traded Funds Trust

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101

(Address of principal executive offices) (Zip code)

Mary Beth Rhoden, Secretary and Chief Legal Office

18th Floor

Seattle, Washington 98101

206-505-4846

(Name and address of agent for service)

Registrant’s telephone number, including area code: 206-505-7877

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 – December 31, 2011

Item 1. Reports to Stockholders

2011 ANNUAL REPORT

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

DECEMBER 31, 2011

FUND

Russell Equity ETF (formerly One Fund ETF)

Russell Exchange Traded

Funds Trust

Russell Exchange Traded Funds Trust is a series investment company with 24 different investment portfolios referred to as Funds. These financial statements report on the Russell Equity ETF.

Russell Exchange Traded

Funds Trust

Russell OneFund ETFsTM

Annual Report

December 31, 2011

Russell Exchange Traded Funds Trust.

Copyright © Russell Investments 2011. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through ALPS Distributors, Inc. member FINRA, not affiliated with Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, and are not a guarantee of future performance, and are not indicative of any specific investment.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance may be obtained by visiting www.ruselletfs.com/Products/ONEF_Performance.

To Our Shareholders

I am pleased to present you with Russell Equity ETF’s 2011 Annual Report for the fiscal year ending December 31, 2011. Inside you’ll find portfolio management discussions and fund performance information.

Although 2011 proved to be a challenging year for world markets, all of us at Russell remain focused on our primary mission — improving financial security for people. For over 75 years, we’ve helped clients invest in all kinds of markets throughout the market cycle. During good times and uncertain times, we are guided by the same disciplined, long-term investment approach.

In 2011, we witnessed non-stop assaults on the world economy: an earthquake, tsunami and nuclear disaster in Japan; ongoing conflicts in the Middle East; a financial crisis in Europe centered in Greece, Italy and Spain; the downgrade of U.S. debt in the summer; and continued market volatility throughout the fall.

As of December 31, 2011, the broad global equity market, represented by the Russell Global Index, was down 7.67% year-to-date. Market volatility made the journey even more unsettling for many investors. Volatile markets — like those we endured in 2011 — are often driven by emotions in the short-term. Longer-term, we believe underlying fundamentals drive the market. This belief, along with a thoughtful plan and globally diversified portfolio, can help you look past the day-to-day market fluctuations and help you reach your long-term goals.

From all of us at Russell Investments, thank you for the trust you have placed in our firm.

Best regards,

James G. Polisson

Managing Director

CEO, Russell Exchange Traded Funds

To Our Shareholders	3

Russell Exchange Traded Funds Trust

Market Summary as of December 31, 2011 (Unaudited)

U.S. Equity Markets

The fiscal year ended December 31, 2011 was a relatively tumultuous period for the U.S. equity market. Despite macroeconomic uncertainty and high levels of volatility, the Russell 1000® Index rose 1.50%, while the Russell 2000® Index lost 4.18% over the year.

The U.S. equity market started off strongly in 2011. Investor confidence was buoyed by the Federal Reserve’s second round of quantitative easing (“QE2”), which demonstrated the Federal Reserve’s willingness to take action to stimulate the U.S. economy. This, in combination with positive corporate earnings numbers, drove up both equity and real asset markets. The energy sector was the largest beneficiary of this expansion through early 2011, as rising crude oil prices contributed to rising share prices of oil producers and distributors. The strong performance of energy and other cyclically-oriented sectors resulted in factors such as high beta (a stock’s sensitivity to market movement) and high earnings variability being rewarded during the first quarter.

The strength of the U.S. equity market rally was underlined by four months of consecutive positive returns for U.S. large capitalization stocks, as the Russell 1000® Index rose 9.44% between January 1, 2011 and April 30, 2011. U.S. small capitalization stocks were even larger beneficiaries of investors’ elevated appetite for risk, with the Russell 2000® Index appreciating 10.79% over the same period.

Though there was some economic optimism that underlined relatively strong equity returns during the first four months of 2011, the period was also marked by high volatility and macroeconomic concerns. In January, oil prices began to rise due to unrest across the Arab world. Beginning with the ousting of Tunisia’s president on January 14th, 2011, a number of Arab nations ruled by authoritarian regimes experienced popular uprisings in what became known as the “Arab Spring.” The initial upheaval in Tunisia and Egypt quickly led to the overthrow of both governments. However, unrest in Libya and growing concern about unrest in Saudi Arabia caused many investors to fear a potential oil supply disruption. While Saudi Arabia managed to avert a serious crisis, Libya disintegrated into civil war and this turmoil helped drive crude oil prices above $100 per barrel, a psychologically important number for investors.

With the market struggling to digest the potential impact of the “Arab Spring,” on March 11th, 2011, a large earthquake and tsunami ravaged a significant portion of Japan, the world’s third largest economy. The natural disaster devastated key parts of Japan’s industrial heartland, including the country’s automotive industry, and caused a nuclear crisis at the Fukushima nuclear plant. The Fukushima crisis fomented global criticism of nuclear power and provided a further tailwind to rising oil prices.

In the month following Japan’s disaster and bolstered by the ongoing war in Libya, West Texas Intermediate crude oil prices, which are a key input to U.S. gasoline prices, peaked at over $110 dollars a barrel. These were price levels not seen since the oil price rally of 2007. The negative economic impacts of such elevated prices on inflation and the consumer caused many investors and governments to become more concerned about the detrimental effect these prices would have on the fragile global economic recovery. In June 2011, the International Energy Agency released 60 million barrels of oil into the market in an effort to push oil prices down. This contributed to a decrease in oil prices over the following months. After leading markets during early 2011, energy stocks struggled throughout the second and third quarters of 2011 in response to lower oil prices and global economic concerns and were among the worst performing stocks in the Russell 1000® and Russell 2000® Indexes.

While economic concerns remained, the positive impact of lower oil prices on consumer spending and the diminishing risks of inflation provided investors with some hope that the global economic recovery could continue. However, the optimism quickly dissipated in June with the re-emergence of the European debt crisis, as Greece, Italian and Spanish bond yields rose rapidly. With fears that the sovereign debt contagion had spread to Italy and Spain, investors questioned the viability of both the Eurozone and the European Union.

Sovereign debt issues became the key market theme for the next several months. While Europe continued to be mired in uncertainty, the U.S. became the focal point of investor concern in late July and early August, as political contention

4	Market Summary

Russell Exchange Traded Funds Trust

over the budget deficit threatened to result in a U.S. government debt default. While this outcome was eventually avoided, the uncertainty resulted in Standards & Poor’s downgrade of U.S. sovereign debt from its prestigious AAA credit rating. This downgrade, along with weakening U.S. economic data such as disappointing housing data and increasing unemployment, was a catalyst for a U.S. equity market sell-off, which was further exacerbated by the political gridlock in Europe on a solution to the ongoing sovereign debt crisis. Consequentially, the Russell 1000® Index and the Russell 2000® Index both experienced one of the largest quarterly declines in their history, falling 14.68% and 21.87% in the third quarter, respectively.

The market’s focus on macroeconomic news, especially coming out of Europe, drove correlations among stocks higher and was a large determinant of overall market performance. The fear and macro-driven market environment during the second and third quarters of 2011 saw higher risk stocks penalized. Consequently, stocks perceived to be sensitive to economic growth, including those with higher betas and more cyclical earnings patterns, struggled. Investors sought stocks in categories that are traditionally viewed as “safe” investments, such as consumer staples and utilities. As a result, stocks with low volatility and high dividend yields performed best, as investors looked to reduce their sensitivity to a potentially weakening economic environment.

While the sell off pushed the market into bear market territory, October saw the U.S. equity market rebound as fears about another global economic meltdown eased. Many market commentators viewed the magnitude of the rebound as the result of the deeply depressed valuations witnessed in September. The dividend yield on the Russell 1000® Index and the S&P 500® Index both surpassed the yield on 10-Year Treasury notes. Investors began to show more willingness to take the risk of owning high growth stocks and stocks with very low price-to-earnings and price-to-book ratios as a result of the sell off. With economic data showing positive but slow economic growth and European governments making progress on the sovereign debt crisis, market fears declined through October.

The month of October was particularly strong for U.S. equities. The Russell 1000® Index finished up 11.21%, just 61 basis points shy of the overall fourth quarter return and the Russell 1000® Index’s highest one-month return since December of 1991. The Russell 2000® Index rose 11.21%. Following October, the U.S. equity market began to exhibit some of the same trends from earlier in 2011. As a whole, the fourth quarter was different from a factor and characteristics perspective than the rest of 2011, though much of the difference was due to the month of October. November was slightly more turbulent, with the market ending close to even for the month. After the optimism of October, investors became increasingly worried about the implications of the ongoing European debt crisis. These fears were evidenced by the rapid increase in Italian bond yields, which rose above the psychologically important 7% threshold, and by a weak German bond auction during November. The failure to stem the continuing European debt crisis caused equity markets to fall throughout much of November. However, in response to news of a coordinated monetary easing from the European Central Bank and the central banks of the U.S., Canada, Switzerland, Japan, and the U.K., equity markets rallied in the last week of November. December was the least volatile month of the quarter, partially due to low trading volumes. The market was also supported by declining U.S. unemployment figures (9.1% for September, 9.0% for October, 8.6% for November as measured by U.S. Bureau of Labor Statistics), declining year-over-year inflation figures (3.9% for September, 3.6% for October, 3.4% for November as measured by U.S. Bureau of Labor Statistics) and positive U.S. housing market news, including an increase in housing starts. However it was low beta stocks that led the market’s positive move during December.

The overall style environment during the year favored growth managers. The Russell 1000® Growth Index returned 2.64% and the Russell 1000® Value Index returned 0.39%. As the market struggled during the second and third quarters of 2011, growth managers were better able to limit losses. Quality elements of many growth companies, including high profitability and low amounts of debt, were beneficial to growth stock performance. However, many growth managers struggled to match their benchmarks as their higher beta positioning was out of favor during the market’s most risk averse portions of the year. Some more cyclical exposures that are commonly held among value managers, including high earnings variability, leverage and low valuations, all provided headwinds to performance during the fiscal year. Market leadership was narrow overall, with the Russell 1000® Index utilities sector outperforming the Russell 1000® Index by approximately 1100 basis points during the year. Although the Top 50 capitalization tier of the Russell 1000® Index generated a positive return for the year, the remaining 950 stocks, in aggregate, produced negative returns.

Non-U.S. Developed Equity Markets

For the fiscal year ended December 31, 2011, the non-U.S. equity market as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”) was down 12.35%. The period was marked by volatile swings in stock prices and a

Market Summary	5

Russell Exchange Traded Funds Trust

series of unfavorable global developments. With the depressed U.S. housing market continuing to negatively affect the global economy and an increasingly difficult credit crisis gripping Europe, Japan’s earthquake and tsunami dealt a serious blow to Japan’s already struggling economy and added to the difficult global market environment. Japan’s earthquake severely damaged its Fukushima nuclear power facility, and the economic ripple effects of the nuclear disaster were evident in major changes to national energy policies and global supply chains, most notably in the global auto and technology industries. With the added threats of mounting inflationary pressures in emerging markets due to rising commodity prices, including food and energy, and civil unrest in the Middle East, investors grew increasingly risk averse as 2011 progressed.

Amidst the uncertainty in the global economy, corporate earnings proved resilient through the period as expectations for sharp deterioration in earnings were not realized. The European Union’s decision to write down Greece’s debt and recapitalize many European banks was welcomed by investors. While markets rallied in October on the European Union’s assurances that it would reach a successful resolution of the sovereign debt crisis, the lack of tangible details eroded much of the confidence provided by this plan.

After weakening sharply in the first half of 2011, the U.S. dollar rapidly recovered versus other major currencies as investor outlook dimmed with worsening global economic conditions. The net impact over the full year was a slight degradation of international equity market performance for U.S. dollar investors. The Index fell 11.9% in local currencies. The U.S. Federal Reserve’s first and second rounds of quantitative easing (a form of monetary policy used to increase the money supply through the Federal Reserve’s purchase of government securities or other securities from the market), combined with indications that there could be more rounds of such activity to come, kept the dollar down for much of the period, even as the global market’s flight to quality continued to support U.S. debt issuance at historically low yields.

In a world increasingly concerned with flagging economic growth, investors gravitated to areas of the market most likely able to sustain growth in a weak global economy. This favored stable growth sectors such as consumer staples and health care and growth oriented investment strategies in general. The Russell Developed ex-U.S. Large Cap Growth® Index ended the 12-month period down 9.60%. In contrast, the Russell Developed ex-U.S. Large Cap Value® Index was down more than 14.5%, with its heavy exposure to financial stocks a major factor in its underperformance.

Regionally, the United Kingdom (U.K.) offered some downside protection to market declines. The U.K. is home to many of the world’s largest consumer staples, health care and energy companies. Unilever, British American Tobacco, GlaxoSmithKline, British Petroleum and Shell are the types of stable earning companies investors favored during the period. Stocks in the Russell Europe ex-U.K. Index fell a less dramatic 4.8%.

Japan’s geographic and economic distance from Europe should have proved an advantage as Japanese share prices started the period at already depressed levels. However, the March earthquake and ensuing nuclear disaster eroded Japan’s position as a relative safe haven. Japanese shares ended the period down 12.6% in U.S. dollars as measured by the Russell Asia ex-Japan Index. A strengthening yen continued to challenge Japanese export companies, but benefited foreign investors. The Japanese market was down over 17% in Yen terms as measured by the Russell Asia ex-Japan Index.

Given its link to global economics, Asia/Pacific ex-Japan as a region performed in line with the broad non-US equity markets, falling slightly more than 12% as measured by the Index. The outlook of potentially weakening future demand had an erosive impact on commodity producing countries, specifically Australia. Within the region, Hong Kong fell sharply, down 18.5%, on fears that China’s anti-inflationary measures would cause an economic slowdown.

Europe ex-U.K. was the worst performing region within the developed markets, declining 15.2% for the period. Europe’s greatest detriment remained the increasing risk of a sovereign debt default in Greece, Ireland, Italy, Portugal, and Spain. A default represents a serious threat to the survival of the European Union, as the economically healthier nations would be forced to bail out their more fiscally stressed members. While the stock markets of the distressed European nations fell collectively, led by the nearly 57% drop in the value of Greek shares, the stock markets of more fiscally sound Germany and France also reflected the strains, and ended the period down 18.1% and 16.7%, respectively, as measured by the Index.

Inevitably, the woes of Asia/Pacific ex-Japan and Europe ex-U.K. were reflected in sector performance. Classically defensive sectors, such as consumer staples, health care and telecommunications, led the non-U.S. equity market, with health care faring best at a 6.1% gain for the period as measured by the Index. While areas most dependent on economic

6	Market Summary

Russell Exchange Traded Funds Trust

expansion, such as financials, consumer discretionary and technology, experienced short-lived rallies during the year, the faltering global recovery took its toll, with these sectors slumping 14-20% as measured by the Russell Large Cap Developed ex-U.S. Financial, Consumer Discretionary and Technology Indexes. An outlier were energy stocks, which only fell 3.7% as measured by the Russell Large Cap Developed ex-U.S. Energy Index, as unrest within a number of energy producing nations kept global oil prices at elevated levels.

Mining/materials stocks were the worst performers in the period, down 22.9% as measured by the Russell Large Cap Developed ex-U.S. Materials Index on the outlook for slower growth in the developed economies and in China, which is a major buyer of iron ore and copper. Beyond this, the stresses facing the global financial sector, including persistent weakness in the U.S. housing/mortgage market, exposure to distressed sovereign debts and the additional threats of high unemployment and anemic capital markets, contributed to the financial sector falling 19.9% as measured by the Russell Large Cap Developed ex-U.S. Financials Index. European bank stocks slid on fears that degradation in the value of holdings in “risk free” sovereign debt securities such as Greece and other highly indebted nations might result in a bank collapse. Technology stocks also lagged, falling 20% during the year as measured by the Russell Large Cap Developed ex-U.S. Technology Index, given slower demand for European tech hardware used in manufacturing and renewed corporate reduction in capital expenditures and use of consulting services.

Emerging Markets

The Russell Emerging Markets Index (the “Index”) was down 19.40% over the fiscal year ended December 31, 2011. The period was characterized by high levels of volatility and macro-economic events that impacted the market, such as Middle East conflict in early 2011 and the European sovereign debt crisis in the second half of the year. Inflationary pressures remained strong during the most of the fiscal year. However, emerging markets central banks raised interest rates to contain inflation and emerging markets’ currencies appreciated in value relative to the U.S. dollar until the summer of 2011, when, driven by market fears, investors redeemed capital out of emerging markets, causing a market decline. After late summer 2011, as concerns regarding inflation decreased, emerging markets eased their anti-inflationary monetary policies, providing some relief to their capital markets. However, inflationary concerns were replaced with concerns regarding slowdown of global demand and the negative effect on economic growth.

In early 2011, investors lost some of their appetite for emerging market stocks, as pro-democracy movements swept through oil-producing regions in North Africa and the Middle East. This pushed up the price of crude oil, prompted worries about global economic growth, and served as a reminder of the political risks that can accompany investments in emerging markets. Investors’ risk appetite was further diminished by an earthquake, tsunami and nuclear disaster in Japan, which disrupted global manufacturing supply chains. The Index held up relatively well in the first quarter of 2011 given the magnitude of these events, returning 1.41% over that period.

During the second quarter of 2011, rising prices, particularly of food and energy, became a concern for policymakers in the developing world. Central banks in emerging markets weighed the need to control inflation against the possibility of encouraging destabilizing capital inflows from developed markets, where interest rates remained at or close to historic lows. Despite these concerns, policymakers across the developing world opted to increase interest rates. While this strengthened the currencies of some countries, equity markets suffered as a result of the increases and the Index declined 0.85% during the quarter.

The third quarter of 2011 was characterized by a deepening sovereign debt crisis in Europe, caused by the excessive debt of Greece and other European countries. By September, the International Monetary Fund (“IMF”) warned that the global economy had entered a “dangerous new phase.” IMF estimates showed that the chance of a serious slowdown in the global economy had doubled since earlier in the year. In a reminder that slowdown in the developed world carried risks for emerging markets, the IMF also warned that the developing world faced the risk of sharp reversals or even a sudden stop in economic growth. The overall effect of this economic uncertainty was a sharp rise in risk aversion during the third quarter of 2011, which caused investors to flee from emerging market equities in favor of safe-haven investments such as U.S., German and United Kingdom government bonds. The Index declined 22.38% during the third quarter.

The fourth quarter started off positively, as a resolution to the European debt crisis seemed possible. The Index recovered 12.59% in October. However, this optimism quickly unraveled as continental European governments reacted negatively to the U.K. Prime Minister’s decision to seek an exemption to pending regulations that might have a deleterious impact to London’s financial center. Purchasing Managers Index data showed contractionary signals, both in developed and emerging markets nations, while earnings revisions continued to fall. The remainder of the quarter was a difficult and volatile period for emerging markets. Stocks across the developing world tumbled on slowing global

Market Summary	7

Russell Exchange Traded Funds Trust

economic activity and continued uncertainty about European sovereign debt crisis. Emerging markets’ returns were further impacted by currency volatility. As European banks sought to shore up their balance sheets, they sharply curtailed loans to emerging markets and the resulting capital flight caused the value of many emerging markets currencies to fall. Emerging markets were mixed at the individual country level, but overall ended the period 3.27% higher as measured by the Index.

As energy companies comprise a large percentage of the Russian market, a double-digit rise in the price of crude oil contributed to Russia’s strong performance through November. In December, however, Russian equities fell due to political protests over the outcome of recent elections and the Russian market finished the year lower, declining 20.72% over the year as measured by the Index. The Czech Republic was the best performing emerging market in the European region during the year, declining 9.19% as measured by the Index, while Hungary and Turkey were among the worst performers. The Hungarian market fell by 34.07% as measured by the Index as its sovereign-debt crisis deepened. The problem was intensified when Hungary’s currency, the forint, fell to a record low against the Swiss franc, which is the currency in which most Hungarian mortgages are denominated. The Turkish stock market fell by 35.40% as measured by the Index as investors grew concerned that Turkey’s central bank was failing to address the country’s widening current-account deficit. Turkey’s foreign trade deficit, the key driver of the country’s increasing current account gap, grew significantly over the period, fueling market concerns that Turkish policy makers have failed to manage the fast-growing economy. Egypt was the worst performing country in the Europe, Middle East and Africa region. The Egyptian market fell 45.31% as measured by the Index as protests against military rulers continued.

In Latin America, Mexico was one of the best performing emerging markets in 2011. The Mexican market experienced a 13.23% loss as measured by the Index. High oil prices (which caused higher transportation costs) made Mexico’s proximity to the United States more valuable, while a fall in the peso made the country’s exports more competitive. Other Latin American markets followed the global trend downward due to the lower price of some mined commodities such as copper, since mined commodities represent a significant portion of the exports of some Latin American economies. The Chilean market, an important copper exporter, was the worst performing country in Latin America, falling 22.69% as measured by the Index. The one-year period also saw a dramatic change in Brazil’s monetary policy. Initially, the Brazilian interest rate was raised in an effort to control inflation. By August, however, Brazilian policymakers were lowering interest rates in order to shield the country’s economy from an expected global slowdown. By the end of October, Brazilian industrial output had contracted for two consecutive quarters, prompting recession worries. The central bank responded quickly and cut interest rates again in November and December, triggering a positive market response. Brazilian equities advanced 8.86% in third quarter and finished the year down 20.09% as measured by the Index.

In Asia, there was significant difference in country-by-country performance. Indonesia was the standout performer, gaining 3.94% as measured by the Index. Indonesia’s strong performance stood in contrast to weakening in two of Asia’s larger markets, as India and China were down 37.56% and 20.91%, respectively, as measured by the Index. The Reserve Bank of India undertook the fastest interest rate increase in its history and seven interest rate hikes in 2011 took India’s interest rate to 8.5% by the end of the period. In China, inflation hit a 37-month-high in July, even as the central bank raised interest rates. Chinese policymakers increased the required reserve ratio for banks on multiple occasions in the first half of the year, prompting renewed fears of a ‘hard landing’ in the Chinese economy. However, in the fourth quarter of 2011, Chinese policymakers took steps to loosen monetary policy and protect growth by reducing the reserve requirement ratio. Small Southeast Asian countries also performed strongly. Philippines and Malaysia gained 2.05% and 0.04%, respectively, as measured by the Index.

Throughout the year, political, economic, and corporate uncertainty caused defensive industries to be in favor across the globe. Specifically, consumer staples and utilities were the best performing sectors in 2011, falling 0.92% and 8.54%, respectively, as measured by the Index. While the materials and processing sector performed poorly on broad moderation in global demand for commodities, it was paradoxically gold mining that did the worst, largely as a result of relative optimism for equities (which increasingly appeared undervalued). Large capitalization stocks did significantly better than small capitalization stocks over the period.

8	Market Summary

(This page intentionally left blank)

Russell Exchange Traded Funds Trust

Russell Equity ETF

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

Average Annual Total Return
	Net Asset Value	Market Value	Russell Developed Large Cap Index**	S&P 500 Index***
1 Year	(6.32)%	(6.41)%	(5.69)%	2.11%
Since Inception*§	3.31%	3.27%	3.74%	7.28%

Cumulative Total Return
	Net Asset Value	Market Value	Russell Developed Large Cap Index**	S&P 500 Index***
1 Year	(6.32)%	(6.41)%	(5.69)%	2.11%
Since Inception*	5.50%	5.44%	6.22%	12.25%

10	Russell Equity ETF

Russell Exchange Traded Funds Trust

Russell Equity ETF

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

The Fund is a “fund of funds”, which means that the Fund seeks to achieve its investment objective by investing primarily in shares of other exchange-traded funds (“Underlying ETFs”). Under normal circumstances, the Fund will invest at least 80% of the value of its net assets in shares of equity Underlying ETFs.

What is the Fund’s investment objective?

The Russell Equity ETF Fund (“Fund”) seeks to provide long-term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2011?

For the fiscal year ended December 31, 2011, the Russell Equity ETF lost 6.32%. This is compared to the Fund’s benchmark, the Russell Developed Large Cap Index, which lost 5.69% and the S&P 500 Index, which gained 2.11% during the same period. From January 1, 2011 to October 31, 2011, the Fund’s benchmark was the S&P 500 Index. Effective November 1, 2011, the Fund’s benchmark changed to the Russell Developed Large Cap Index. The reason for this change was to better reflect the goals and objectives of the Russell Equity ETF. The Fund seeks to provide investors with a broad mix of stock investments across a variety of domestic and foreign markets. The higher long term growth rates experienced in many non-US markets over the US has increased the importance of having exposure in non-US countries to capture global economic growth. The global exposure the Russell Developed Large Cap Index provides is a better representative of these goals than the S&P 500 Index, which only captures large cap US stocks.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying ETFs in which the Fund invests.

2011 was a year of significant events affecting the performance of stock markets outside the US. Every region experienced high levels of uncertainty, each for its own unique reason: Europe’s ongoing struggle with its credit crisis, Japan’s earthquake, inflationary concerns in the emerging markets, and civil unrest in the Middle East. All these issues weighed on developed non-US and emerging market equity returns, as the Russell Developed ex-US Large Cap Index and Russell Emerging Markets Index lost 12.35% and 19.40% for the 2011 year, respectively. The Fund’s significant exposure outside the US contributed to the Fund’s losses for the year.

The iShares Russell 1000 Growth Index ETF and iShares Russell 1000 Index ETF outperformed the Russell Large Cap Developed Index for the one-year period, while all other underlying ETF holdings underperformed the broad market index. This was primarily due to the high level struggles of non-US developed regions, as previously described. Each underlying Index ETF performed in line with expectations, exhibiting minimal tracking error versus their respective benchmarks, ranging from 0.01% to 0.30% for 2011.

How did the investment strategies and techniques employed by the Fund and its Underlying Funds affect the Fund’s performance?

The Fund holds an out-of-benchmark allocation to the Emerging Markets given the additional diversification benefits of adding this region to achieve a truly global exposure, and Emerging Markets may have more attractive long term growth expectations over developed economies. However, Emerging Markets can be very volatile in certain periods, so the Fund may at times reduce its exposure to this region substantially. The out-of-benchmark exposure to poorly performing Emerging Markets was the primary detractor for the year ended December 31, 2011. This was reflected in the Fund as a result of its holding the Vanguard Emerging Markets Index ETF. Performance was partially helped by an overweight position in the US, and underweight positions in the Europe ex-UK region and Asia-Pacific. This was employed by overweighting the iShares Russell 1000 Index ETF and underweighting the Vanguard European ETF.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

As of September 26, 2011, the Russell Equity ETF held a tactical overweight to the US and Japan, and continued to hold the tactical weights as of December 31, 2011. The Fund also remained underweight Europe given the major obstacles European policymakers, continue to face to resolve the debt crisis. Finally, the Fund had an overweight position to Emerging Markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Fund (RET) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

Russell Equity ETF	11

Russell Exchange Traded Funds Trust

Russell Equity ETF

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

*	The Fund first issued shares on May 11, 2010.

**	The Russell Developed Large Cap Index measures the performance of the large-cap segment of the developed equity Universe representing approximately 75.4% of the global equity market.

***	The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. One cannot invest directly in an index.

§	Annualized.

Effective November 1, 2011, the Fund’s benchmark changed from the S&P 500 Index to the Russell Developed Large Cap Index.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12	Russell Equity ETF

Russell Exchange Traded Funds Trust

Russell Equity ETF

Shareholder Expense Example — December 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2011	$1,000.00	$1,000.00
Ending Account Value December 31, 2011	$885.10	$1,023.44
Expenses Paid During Period*	$1.66	$1.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.35% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Equity ETF	13

Russell Exchange Traded Funds Trust

Russell Equity ETF

Schedule of Investments — December 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 99.3%
iShares MSCI Canada Index Fund	3,441	92
iShares MSCI EAFE Small Cap Index Fund	4,118	143
iShares MSCI Japan Index Fund	10,215	93
iShares Russell 1000 Growth Index Fund	2,877	166
iShares Russell 1000 Index Fund	32,845	2,279
Vanguard MSCI EAFE ETF	31,913	977
Vanguard MSCI Emerging Markets ETF	12,815	490
Vanguard MSCI European ETF	4,729	196
Vanguard MSCI Pacific ETF	5,239	249
Vanguard Russell 2000	6,337	370

Total Investments - 99.3% (identified cost $5,555)		5,055

Other Assets and Liabilities, Net - 0.7%		35

Net Assets - 100.0%		5,090

See accompanying notes which are an integral part of the financial statements.

14	Russell Equity ETF

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Statement of Assets and Liabilities — December 31, 2011

Amounts in thousands	Russell Equity ETF

Assets
Investments, at identified cost	$5,555
Investments, at market	5,055
Cash	36
Receivables:
Investments sold	1,271
From affiliates	3

Total assets	6,365

Liabilities
Payables:
Fund shares redeemed	1,273
Accrued fees to affiliates	2

Total liabilities	1,275

Net Assets	$5,090

Net Assets Consist of:
Accumulated net realized gain (loss)	$(55)
Unrealized appreciation (depreciation) on investments	(500)
Additional paid-in capital	5,645

Net Assets	$5,090

Net Asset Value, offering and redemption price per share:
Net asset value per share: (a)	$25.45
Net assets	$5,090,211
Shares outstanding	200,000

(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities	15

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Statement of Operations — For the Period Ended December 31, 2011

Amounts in thousands	Russell Equity ETF

Investment Income
Income distributions from Underlying ETFs	$176

Expenses
Management fees	38

Expenses before reductions	38
Expense reductions	—

Net expenses	38

Net investment income (loss)	138

Net Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments	(66)
In-kind redemptions	320

Net realized gain (loss)	254
Net change in unrealized appreciation (depreciation) on investments	(1,312)

Net realized and unrealized gain (loss)	(1,058)

Net Increase (Decrease) in Net Assets from Operations	$(920)

See accompanying notes which are an integral part of the financial statements.

16	Statement of Operations

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Statements of Changes in Net Assets

	Russell Equity ETF
Amounts in thousands	Fiscal Year Ended 2011	Fiscal Year Ended 2010*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$138	$122
Net realized gain (loss)	254	—
Net change in unrealized appreciation (depreciation)	(1,312)	812

Net increase (decrease) in net assets from operations	(920)	934

Distributions
From net investment income	(138)	(126)
From return of capital	(13)	—

Net decrease in net assets from distributions	(151)	(126)

Share Transactions
Net increase (decrease) in net assets from share transactions	(3,678)	8,931

Total Net Increase (Decrease) in Net Assets	(4,749)	9,739

Net Assets
Beginning of period	9,839	100

End of period	$5,090	$9,839

Undistributed (overdistributed) net investment income included in net assets	$—	$(3)

*	For the period May 11, 2010 (commencement of operations) to December 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	17

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(b)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Return of Capital
Russell Equity ETF
December 31, 2011	27.80	.36	(a)	(2.13)	(1.77)	(.53)	(.05)
December 31, 2010(1)	25.00	.35		2.81	3.16	(.36)	—

(1)	For the period May 11, 2010 (commencement of operations) to December 31, 2010.
(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	May reflect amounts waived and/or reimbursed by RIMCo (“Russell Investment Management Company”).
(e)	Periods less than one year are annualized.
(f)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(g)	Portfolio turnover rate excludes in-kind purchases and sales.

See accompanying notes which are an integral part of the financial statements.

18	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)(f)	% Ratio of Expenses to Average Net Assets, Net(e)(f)		% Ratio of Net Investment Income to Average Net Assets		% Portfolio Turnover Rate(c)(g)

(.58)	25.45	(6.32)	5,090	.35	.35	(d)	1.29	(d)	6
(.36)	27.80	12.62	9,839	.57	.53		3.57	(e)	—

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	19

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Notes to Financial Statements — December 31, 2011

1.	Organization

Russell Exchange Traded Funds Trust (the “Investment Company” or “RET” or “Trust”) is a series investment company comprised of 24 different investment portfolios that were in operation as of December 31, 2011. These financial statements report on the Russell Equity ETF (the “Fund”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Delaware statutory trust. Prior to April 15, 2011, the name of the Trust was U.S. One Trust and the Fund name was One Fund ETF.

The Fund is a “fund of funds,” which means that the Fund seeks to achieve its investment objective by investing primarily in shares of other exchange-traded funds (“Underlying ETFs”). Under normal circumstances, the Fund will invest at least 80% of the value of its net assets in shares of equity Underlying ETFs. The 80% investment requirement applies at the time the Fund invests its assets. In pursuing the Fund’s investment objective, Russell Investment Management Company (the “Adviser”) will normally invest the Fund’s assets in unaffiliated Underlying ETFs that seek to track various indices. Theses indices include those that track the performance of equity securities of large, medium and small capitalization companies across the globe including developed countries and emerging countries. Equity securities may include common and preferred stocks, warrants and rights to subscribe to common stock and convertible securities. There is no maximum limit on the percentage of Fund assets that may be invested in non-U.S. securities through U.S. listed Underlying ETFs. A minimum of 30% of Fund assets will be invested in non-U.S. securities through U.S. listed Underlying ETFs. The Fund generally will remain fully invested in Underlying ETFs.

2.	Significant Accounting Policies

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

The Fund values its portfolio securities, the shares of the Underlying ETFs, at the current net asset value per share of each Underlying Fund.

Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, (e.g., the risk inherent in a particular valuation technique, such as a pricing model or the risks inherent in the inputs to a particular valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices (unadjusted) in active markets for identical investments.

•	Level 2 — other significant observable inputs including quoted market prices in non-active markets or prices derived from market data.

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.

The levels associated with valuing the Funds’ investments for the period ended December 31, 2011 were Level 1 for all Funds.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the net asset value stated in the financial statements to be different from the net asset value at which shareholders may transact. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying ETFs are recorded on the ex-dividend date.

20	Notes to Financial Statements

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Notes to Financial Statements, continued — December 31, 2011

Federal Income Taxes

Since the Investment Company is a Delaware statutory trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

The Fund qualifies as a regulated investment company and distributes all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Underlying ETFs.

Each Fund files a U.S. tax return. At December 31, 2011, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending December 31, 2008 through December 31, 2010, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts its liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders

Income dividends, capital gain distributions and return of capital if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income. Dividends and distributions cannot be automatically reinvested in additional shares of the Fund.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP relate primarily to investments in the Underlying ETFs sold at a loss, wash sale deferrals, in-kind transactions and capital loss carryforwards. Accordingly, the Fund may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include those expenses incurred by the Underlying ETFs. Because the Underlying ETFs have varied expense and fee levels and the Fund may own different proportions of the Underlying ETFs at different times, the amount of the fees and expenses incurred indirectly by the Fund will vary.

Guarantees

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business the Underlying ETFs trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to the credit risk, the Underlying ETFs may also be exposed to counterparty risk or risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Underlying ETFs’ financial statements (the “Assets”). The Assets, which potentially expose the Underlying ETFs to credit risk, consist principally of cash due from counterparties and investments. The extent of the Underlying ETFs’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Underlying ETFs’ Statement of Assets and Liabilities.

Notes to Financial Statements	21

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Notes to Financial Statements, continued — December 31, 2011

3.	Investment Transactions

Securities

During the period ended December 31, 2011, purchases and sales of the Underlying ETFs (excluding investments held for short-term purposes and in-kind transactions) were as follows:

	Purchases	Sales

Russell Equity ETF	$593,847	$1,366,690

In-kind transactions during the period ended December 31, 2011 were as follows:

	Purchases	Sales

Russell Equity ETF	$14,007,005	$16,949,048

For the period ended December 31, 2011, the Fund realized net capital gains or losses resulting from in-kind redemptions. Because such gains and losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net assets per share. The realized in-kind gains or losses for the period ended December 31, 2011 are disclosed in the Fund’s Statement of Operations.

4.	Related Party Transactions, Fees and Expenses

Russell Investment Management Company (“RIMCo”) advises the Fund and Russell Fund Services Company (“RFSC”) is the Fund’s administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RET and RIMCo.

The management fee of 0.35% and administrative fee of 0.0275% are based upon the average daily net assets of the Fund and are payable monthly. The Adviser pays all of the expenses of the Fund other than the management fee, distribution fees pursuant to the Fund’s Distribution and Service Plan, if any, brokerage expenses, taxes, interest fees, litigation expenses, acquired fund fees and other extraordinary expenses. Management fees paid by the Fund for the period ended December 31, 2011 were as follows:

Management fees

Russell Equity ETF	$37,687

Waivers and Reimbursements

Until April 29, 2012, RIMCo has contractually agreed to waive up to the full amount of its 0.35% management fee to the extent that Total Annual Fund Operating Expenses, excluding extraordinary expenses, exceed 0.51% of the average daily net assets of the Fund on an annual basis. These waivers may not be terminated during the relevant period except with Board approval. For the period ended December 31, 2011, there were no fees waived and reimbursed by RIMCo.

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended December 31, 2011 were as follows:

Russell Equity ETF

Management fees	$1,911

Board of Trustees

For all Funds of the Investment Company, each independent Trustee is paid a retainer of $70,000 per year, $5,000 for each regular quarterly meeting attended in person, and $2,500 for each Audit Committee meeting and Nominating and Governance Committee meeting. Each Trustee receives a $1,250 fee for attending the quarterly meeting by phone instead of receiving the full fee had the member attended in person. The Trustees are also compensated for out of pocket expenses. The Audit Committee Chair and Nominating and Governance Chair are each paid a fee of $12,000 and $6,000, respectively per year. The Chairman of the Board receives additional annual compensation of $20,000.

22	Notes to Financial Statements

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Notes to Financial Statements, continued — December 31, 2011

5.	Federal Income Taxes

At December 31, 2011, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Available capital loss carryforwards and expiration dates are as follows:

	No Expiration

	Short-term	Long-term	Totals
Russell Equity ETF	$53,073	$—	$53,073

At December 31, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Russell Equity ETF

Cost of Investments	$5,554,992

Unrealized Appreciation	$—
Unrealized Depreciation	(499,741)

Net Unrealized Appreciation (Depreciation)	$(499,741)

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(53,073)
Tax Composition of Distributions
Ordinary Income	$138,087
Tax-Exempt Income	$—
Long-Term Capital Gains	$—
Distributions in Excess	$—
Tax Return of Capital	$13,220

6.	Fund Share Transactions (amounts in thousands)

As of December 31, 2011, there were an unlimited number of no par value shares of beneficial interest authorized by the Trust. Shares are created and redeemed by the Fund at their NAV only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of the Fund are not redeemable. The Shares are listed on the NYSE Arca (“NYSE Arca” or the “Exchange”), subject to notice of issuance. The Shares trade on the Exchange at market prices. These prices may differ from the Shares’ NAV. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. Investors purchasing and redeeming creation units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Fund’s custodian. A Creation Unit of the Fund consists of 50,000 Shares. Transactions in shares for the Fund for the periods ended December 31, 2011 and December 31, 2010 were as follows:

	Fiscal Year Ended December 31, 2011		Fiscal Year Ended December 31, 2010*
	Shares	Dollars	Shares	Dollars

Russell Equity ETF
Shares created	500	$13,998	350	$8,931
Shares redeemed	(654)	(17,676)	—	—

Total increase (decrease)	(154)	$(3,678)	350	$8,931

*	For the Period May 11, 2010 (commencement of operations) through December 31, 2011.

7.	Subsequent Events

Management has evaluated events or transactions that may have occurred since December 31, 2011, through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. During this review nothing was discovered which would required further disclosure within the financial statements.

Notes to Financial Statements	23

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Notes to Financial Statements, continued — December 31, 2011

8.	Frequency Distribution of Discounts and Premiums

The chart below presents information about differences between the per share net asset value (“NAV”) of the Fund and the market trading price of shares of the Fund. For these purposes, the “market price” is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart presents information about the size and frequency of premiums or discounts. As with other exchange traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Premium/Discount Range* (Unaudited)	Number of Days	Percentage of Total Days

Greater than 0.20% and Less than 1.0%	10	1.66%
Greater than 0.05% and Less than 0.20%	103	17.14%
Between 0.05% and -0.05%	385	64.06%
Less than -0.05% and Greater than -0.20%	77	12.81%
Less than -0.20% and Greater than -1.0%	26	4.33%

	601	100.00%

*	For the Period May 11, 2010 (commencement of operations) through December 31, 2011.

24	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Equity ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Russell Equity ETF (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial statements of Russell Equity ETF for the period ended December 31, 2010 were audited by other independent auditors whose report, dated February 16, 2011 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Seattle, WA

February 27, 2012

Report of Independent Registered Public Accounting Firm	25

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Tax Information — December 31, 2011

For the tax year ended December 31, 2011, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended December 31, 2011, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Russell Equity ETF	50.9%

Please consult a tax advisor for any questions about federal or state income tax laws.

26	Tax Information

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Shareholder Requests for Additional Information — December 31, 2011 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (888) 775-3837, (ii) at www.russelletfs.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RET’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Fund may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Fund maintains a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Fund’s Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Fund at
(888) 775-3837, (ii) at www.russelletfs.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Fund’s prospectus and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

Shareholder Requests for Additional Information	27

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Disclosure of Information about Fund Trustees and Officers — December 31, 2011 (Unaudited)

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any with the Adviser, are listed below. Unless otherwise noted, the principal business address of each Trustee and executive officer of the Trust is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
James Polisson Born: November 11, 1959	Trustee, Chairman	Since 2011	Managing Director and Head of Global ETF Business, Frank Russell Company (2010 to present); and Chief Marketing Officer, Barclays Global Investors/iShares ETFs (2005 to 2010).	24	None.
INDEPENDENT TRUSTEES
Evelyn S. Dilsaver Born: May 4, 1955	Trustee	Since 2011	Corporate Director, Charles Schwab Investment Management (2003 to 2007); and President and Chief Executive Officer, Charles Schwab Investment Management (2004 to 2007).	24	Aeropostale, Inc. (retailer) (2007 to present); High Mark Funds (2008 to present); and Tempur-pedic, Int’l. (retailer) (2009 to present).

Jane A. Freeman Born: July 15, 1953	Trustee	Since 2011	Consultant (2008 to present); and Executive Vice President and Chief Financial Officer, Scientific Learning (1999 to 2008).	24	Harding Loevner Funds (Lead Director since 2008).

Lee T. Kranefuss Born: September 27, 1961	Trustee	Since 2011	Non-Executive Chairman, iShares (since 2009); Global Chief Executive Officer, iShares/Intermediary Groups of Barclays Global Investors (“BGI”) (2008 to 2009); Chief Executive Officer, iShares Intermediary Index and Market Group of BGI (2005 to 2008); Director of Barclays Global Fund Advisors (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); and Director and Chairman of Barclays Global Investors Services (since 2005).	24	Barclays Global Investors Funds and Master Investment Portfolio (2001 to present).

Daniel O. Leemon Born: October 25, 1953	Trustee	Since 2011	Retired.	24	Director, Corporate Executive Board (2003 to present).

Ernest L. Schmider Born: July 4, 1957	Trustee	Since 2011	Adjunct Professor, Argyros School of Business and Economics, Chapman University, (Spring and Fall, 2010); Managing Director, Pacific Investment Management Company (PIMCO), President, PIMCO Funds (held various positions with PIMCO from 1994 to 2009).	24	None.

28	Disclosure of Information about Fund Trustees and Officers

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2011 (Unaudited)

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
OFFICERS
James Polisson Born: November 11, 1959	President and Chief Executive Officer	Since 2011; until successor is chosen and qualified by Trustees	Managing Director and Head of Global ETF Business, FRC; Chief Marketing Officer, Barclays Global Investors/ iShares ETFs, 2005–2010	N/A

Cheryl Wichers Born: December 16, 1966	Chief Compliance Officer	Since 2011; until successor is chosen and qualified by Trustees	Chief Compliance Officer, Russell Investment Company, Russell Investment Funds and Russell Fund Services Company, 2005–Present; Chief Compliance Officer, RIMCo, 2005–2011	N/A

Mark E. Swanson Born: November 26, 1963	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2011; until successor is chosen and qualified by Trustees	Treasurer, Chief Accounting Officer and CFO, Russell Investment Company and Russell Investment Funds; Director, Funds Administration, RIMCo, Russell Fund Services Company, Russell Trust Company (a non-depository trust company), and Russell Financial Services, Inc.; and Treasurer and Principal Accounting Officer, SSgA Funds	N/A

Mary Beth Rhoden Born: April 25, 1969	Secretary and Chief Legal Officer	Since 2011; until successor is chosen and qualified by Trustees	Associate General Counsel, FRC; Assistant Secretary, Russell Investment Company and Russell Investment Funds, 1999–2010; Secretary, RIMCo, Russell Fund Services Company and Russell Financial Services, Inc.; and Secretary and Chief Legal Officer, Russell Investment Company and Russell Investment Funds	N/A

Disclosure of Information about Fund Trustees and Officers	29

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

1301 Second Avenue, Seattle, Washington 98101

(888) 775-3837

Interested Trustee

James Polisson

Independent Trustees

Evelyn S. Dilsaver

Jane A. Freeman

Lee T. Kranefuss

Daniel O. Leemon

Ernest L. Schmider

Officers

James Polisson, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Mark E. Swanson, Treasurer, Chief Financial Officer and Chief Accounting Officer

Mary Beth Rhoden, Secretary and Chief Legal Officer

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, Washington 98101

Administrator

Russell Fund Services Company

1301 Second Avenue

Seattle, Washington 98101

Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, Washington 98101

(888) 775-3837

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 Fifth Avenue,

Suite 1900

Seattle, WA 98101

30	Adviser and Service Providers

Russell Exchange Traded Funds Trust	1301 Second Avenue	888-775-3837
	Seattle, Washington 98101	www.russelletfs.com

XX-XX-XXX

Item 2. Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.

(c)	The code became effective May 10, 2011.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined at a meeting held on December 9, 2011, that the Registrant has at least one audit committee financial expert serving on its audit committee. Jane Freeman was determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4. Principal Accountant Fees and Services. [Annual Report Only]

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2010	$10,000
2011	$4,176

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2010	$0
2011	$0

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services
2010	$2,000	Tax services
2011	$2,385	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2010	$0
2011	$0

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Exchange Traded Fund Trust (“RET”)

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: August 31, 2011

I.	Statement of Purpose.

This Policy has been adopted by the Audit Committee (the “Audit Committee”) of Russell Exchange Traded Fund Trust (“RET”) to apply to any and all engagements of the independent auditor to RET for audit, non-audit, tax or other services. The term “Fund” shall collectively refer to RET. The term “Investment Adviser” shall refer to the Fund’s advisor, Russell Investment Management Company (“RIMCo”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Fund’s independent auditor.

II.	Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of a Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the fund, the adviser of the fund or any other affiliate* of the fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the fund, the adviser of the fund or any other affiliate of the fund.

Accordingly, it is the Fund’s policy that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the fund on a case-by-case basis (“specific pre-approval”).

*

For purposes of this Policy, an affiliate of the Fund is defined as the Fund’s investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

The Fund’s Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund’s independent audit. The Fund’s Audit and Non-Audit Pre-Approved Services Schedule lists the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III.	Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.	Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund’s systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund’s SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund’s securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

V.	Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VI.	Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Fund’s investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund’s tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VII.	All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services are as follows:

•	Bookkeeping or other services relating to the accounting records or financial statements of the Funds

•	Financial information system design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources services

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Advisor, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII.	Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.	Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RET Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RET will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of RET.

X.	Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Fund and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RET and Franks Russell Company and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2010	$0
2011	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser

(not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12. Exhibit List

(a) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

(b) Certification for principal executive officer and principal financial officer of Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Exchange Traded Funds Trust

By:	/s/ James G. Polisson
James G. Polisson
Principal Executive Officer and Chief Executive Officer

Date: March 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James G. Polisson
James G. Polisson
Principal Executive Officer and Chief Executive Officer

Date: March 8, 2012

By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: March 8, 2012